UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2009

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On April 1, 2009, Eric C.W. Nicolai resigned as a member of the Board of Directors of Hawaiian Holdings, Inc. (the “Company”).  Mr. Nicolai’s resignation was for personal reasons and does not reflect any disagreement with the Company.  Mr. Nicolai had served as the director designee of the Air Line Pilots Association (the “ALPA”).  The ALPA, as the sole holder of record of one share of the Company’s Series D Special Preferred Stock, is entitled, under the Company’s Amended Bylaws, to nominate one director to the Company’s Board of Directors. On April 2, 2009, the ALPA notified the Company that it has nominated Duane Woerth, a former president of the ALPA, to serve as Mr. Nicolai’s successor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2009

HAWAIIAN HOLDINGS, INC.

By:	/s/ Peter R. Ingram
Name: Peter R. Ingram
Title: Executive Vice President, Chief Financial Officer and Treasurer